Exhibit 10.1

Execution Version

FIFTH AMENDMENT

FIFTH AMENDMENT, dated as of September 30, 2020 (this “Amendment”), to the Credit Agreement (as defined below), is entered into among THE SERVICEMASTER COMPANY, LLC, a Delaware limited liability company (the “Borrower”), each of the other Loan Parties, the Lenders party hereto and the Administrative Agent (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of July 1, 2014 (as amended by the First Amendment, dated as of April 1, 2015, by the Second Amendment, dated as of August 17, 2015, by the Third Amendment, dated as of November 8, 2016, by the Fourth Amendment, dated as of November 5, 2019, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement,” and, as amended and restated pursuant to this Amendment, the “Amended Credit Agreement”), among the Borrower, the Foreign Subsidiary Borrowers party thereto from time to time, JPMorgan Chase Bank N.A., as administrative agent (in such capacity, the “Administrative Agent”), collateral agent (in such capacity, the “Collateral Agent”) and Issuing Bank, the several banks and other financial institutions from time to time party thereto (the “Lenders”);

WHEREAS, ServiceMaster Global Holdings, Inc. (“Holding Parent”) entered into a purchase agreement (the “Purchase Agreement”) with RW Purchaser LLC (“Purchaser”), dated as of September 1, 2020, pursuant to which Holding Parent agreed to sell to Purchaser all its ServiceMaster Brands businesses to Purchaser for a total purchase price of $1.553 billion in cash (the “ServiceMaster Brands Disposition”), subject to certain adjustments for indebtedness, cash and working capital of the ServiceMaster Brands businesses at the closing of the transaction;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent waive the requirements of subsection 7.4(b) of the Credit Agreement to reinvest the Net Available Cash from such Asset Disposition in the business of the Borrower and its Restricted Subsidiaries within the time periods required therein or to the prepayment of the Term Loans and (to the extent the Borrower or any Restricted Subsidiary is required by the terms thereof) other Additional Indebtedness that is Pari Passu Indebtedness on a pro rata basis with the Term Loans and make certain related amendments to certain terms and provisions of the Credit Agreement as set forth herein; and

WHEREAS, the Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.1      Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 1.2      Amendments to the Credit Agreement.

(a)            Subsection 1.1 of the Credit Agreement is hereby amended as follows:

(i)    by adding the following new definitions, to appear in proper alphabetical order:

“Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Fifth Amendment”: the Fifth Amendment, dated as of September 30, 2020, among the Loan Parties, the Administrative Agent and the Lenders party thereto.

“Fifth Amendment Effective Date Prepayment”: the prepayment of Term Loans pursuant to the Fifth Amendment.

“Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“ServiceMaster Brands Disposition”: as defined in the recitals of the Fifth Amendment.

“UK Financial Institutions”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(ii)   by replacing the definitions of each of the following words with the following corresponding new definitions, respectively, to appear in proper alphabetical order: “Bail-In Action”, “Bail-In Legislation”, “EEA Financial Institution”

“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

(iii)  by amending the definition of “Write-Down and Conversion Powers” by adding “(a)” at the beginning of the definition, immediately preceding the words “with respect to” and adding a new clause (b) immediately following at the end thereof as follows: “, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers”.

(b)         Clause (w) of the second sentence of subsection 3.8(a) is amended by adding “, and the Fifth Amendment Effective Date Prepayment, to the extent declined by any Lender as provided in the Fifth Amendment” immediately at the end thereof.

(c)         Subsection 7.4(c) is amended to replace the word “and” immediately preceding clause (y) thereof with “,” and to add a new clause (z) immediately prior to the end of such subsection as follows: ”and (z) to the extent such Net Available Cash is received from the ServiceMaster Brands Disposition”.

(d)         Section 10.22 is amended and replaced in its entirety with the following:

10.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)	the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)	the effects of any Bail-In Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 1.3      Consent Fee. In consideration of the Lenders’ agreement to amend the Credit Agreement as set forth herein, the Borrower shall pay a non-refundable consent fee (the “Consent Fee”), which Consent Fee shall be fully earned, non-refundable and payable on the Effective Date to each Lender that executes and delivers a Consent Form indicating its consent to each of the amendments described in Section 1.2 hereof on or prior to 12:00 noon on September 18, 2020 (the “Consent Deadline”), equal to the sum of (x) 0.20% of the aggregate amount of Term Loans outstanding held by such Lender immediately after giving effect to the Fifth Amendment Effective Date Prepayment on the Effective Date and (y) 0.10% of the Revolving Commitments held by such Lender on the Effective Date.

Section 1.4      Representations and Warranties, No Default. In order to induce the Lenders party hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders that as of the Effective Date:

(a)     the execution, delivery and performance by such Loan Party of this Amendment are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect or (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

(b)     this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(c)     after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing or has resulted therefrom and (ii) all representations and warranties contained in Section 4 of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

Section 1.5      Conditions to Effectiveness. (1) The amendments set forth in Section 1.2 shall become effective on the date (such date, if any, the “Effective Date”) that the following conditions have been satisfied:

(a)     the Administrative Agent shall have received from the Loan Parties and the Lenders constituting the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party (or a consent to this Amendment in the form of Exhibit A hereto (a “Consent Form”)) or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission (e.g. “pdf”) of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment or a Consent Form;

(b)     the Administrative Agent, the Arranger (as defined in the Engagement Letter referred to below) and the Lenders shall have received all fees and expenses required to be paid or delivered by the Borrower to them on or prior to the Effective Date, including the (i) Consent Fee and (ii) Arrangement Fee (as defined in and payable pursuant to the Engagement Letter, dated as of September 18, 2020, among the Borrower and the Arranger (as defined therein));

(c)     the Administrative Agent shall have received an amount from the Borrower in cash, which amount shall be applied on the Effective Date to prepay 10.05% of the Term Loans held by each Lender that has not submitted a Consent Form prior to the Consent Deadline indicating its election to decline such prepayment (the “Fifth Amendment Effective Date Prepayment”), which such Fifth Amendment Effective Date Prepayment shall be deemed a voluntary prepayment pursuant to Section 3.4(a) of the Amended Credit Agreement and applied to the quarterly installments of principal required by Section 2.2(b) of the Amended Credit Agreement in the direct order of maturity beginning with the payment due on September 30, 2020; and

(d)     the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated as of the Effective Date, certifying that after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing or has resulted therefrom and (ii) all representations and warranties contained in Section 4 of the Amended Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

(2)         Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel llp, counsel for the Administrative Agent).

(3)         Term Loans Outstanding. After giving effect to this Amendment, as of the Effective Date, the aggregate principal amount of outstanding Term Loans is $546,094,210.94.

Section 1.6      Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 1.7      Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 1.8      Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 1.9      Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and its prior grant and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents with all such Liens continuing in full force and effect after giving effect to this Amendment. The parties hereto acknowledge and agree that the amendment and restatement of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Effective Date This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

THE SERVICEMASTER COMPANY, LLC

By:	/s/ Anthony D. DiLucente
Name:	Anthony D. DiLucente
Title:	Chief Financial Officer and Senior Vice President

[Signature Page – Fifth Amendment to the Credit Agreement]

CDRSVM HOLDING, LLC

By:	/s/ Jesse J. Jenkins
	Name:	Jesse J. Jenkins
	Title:	Vice President and Treasurer

MERRY MAIDS LIMITED PARTNERSHIP

By:	/s/ Jesse J. Jenkins
	Name:	Jesse J. Jenkins
	Title:	Authorized Signatory

MM MAIDS L.L.C.

By:	/s/ Timothy C. Leslie
	Name:	Timothy C. Leslie
	Title:	Vice President and Secretary

SERVICEMASTER CONSUMER SERVICES LIMITED PARTNERSHIP

By:	/s/ Jesse J. Jenkins
	Name:	Jesse J. Jenkins
	Title:	Authorized Signatory

SMCS HOLDCO II, INC.

By:	/s/ Jesse J. Jenkins
	Name:	Jesse J. Jenkins
	Title:	Vice President and Treasurer

[Signature Page – Fifth Amendment to the Credit Agreement]

SERVICEMASTER MANAGEMENT CORPORATION

By:	/s/ Jesse J. Jenkins
	Name:	Jesse J. Jenkins
	Title:	Vice President and Treasurer

SERVICEMASTER RESIDENTIAL/COMMERCIAL SERVICES LIMITED PARTNERSHIP

By:	/s/ Jesse J. Jenkins
	Name:	Jesse J. Jenkins
	Title:	Authorized Signatory

SM CLEAN L.L.C.

By:	/s/ Timothy C. Leslie
	Name:	Timothy C. Leslie
	Title:	Vice President and Secretary

TERMINIX INTERNATIONAL, INC.

By:	/s/ Jesse J. Jenkins
	Name:	Jesse J. Jenkins
	Title:	Treasurer

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

By:	/s/ Jesse J. Jenkins
	Name:	Jesse J. Jenkins
	Title:	Authorized Signatory

[Signature Page – Fifth Amendment to the Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Brendan Korb
	Name:	Brendan Korb
	Title:	Vice President

[Signature Page – Fifth Amendment to the Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Lender and a Revolving Lender

By:	/s/ Brendan Korb
	Name:	Brendan Korb
	Title:	Vice President

[Signature Page – Fifth Amendment to the Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Paul Isaac
	Name:	Paul Isaac
	Title:	Duly Authorized Signatory

[Signature Page – Fifth Amendment to the Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

By:	/s/ Nicolas Thierry
	Name:	Nicolas Thierry
	Title:	Authorized Signatory

[Signature Page – Fifth Amendment to the Credit Agreement]

FIRST HORIZON BANK, as a Revolving Lender

By:	/s/ Joseph M. Evangelisti
	Name:	Joseph M. Evangelisti
	Title:	Executive Vice President

[Signature Page – Fifth Amendment to the Credit Agreement]

GOLDMAN SACHS BANK USA, as a Revolving Lender

By:	/s/ Mahesh Mohan
	Name:	Mahesh Mohan
	Title:	Authorized Signatory

[Signature Page – Fifth Amendment to the Credit Agreement]

REGIONS BANK, as a Revolving Lender

By:	/s/ Michael J. Veinbergs
	Name:	Michael J. Veinbergs
	Title:	Director

[Signature Page – Fifth Amendment to the Credit Agreement]

BARCLAYS BANK PLC, as a Revolving Lender

By:	/s/ Martin Corrigan
	Name:	Martin Corrigan
	Title:	Vice President

[Signature Page – Fifth Amendment to the Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION as a Revolving Lender

By:	/s/ Chris Burns
	Name:	Chris Burns
	Title:	Senior Vice President

[Signature Page – Fifth Amendment to the Credit Agreement]

BANK OF AMERICA, N.A., as a Revolving Lender

By:	/s/ Bruce Clark
	Name:	Bruce Clark
	Title:	Senior Vice President

[Signature Page – Fifth Amendment to the Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ J. David Izard
	Name:	J. David Izard
	Title:	Senior Vice President

[Signature Page – Fifth Amendment to the Credit Agreement]

EXHIBIT A

CONSENT FORM

CONSENT (this “Consent”) to the Fifth Amendment (the “Amendment”) to the Credit Agreement, dated as of July 1, 2014 (as amended prior to the date hereof, the “Credit Agreement”), among The ServiceMaster Company (the “Borrower”), the Foreign Subsidiary Borrowers party thereto from time to time, JPMorgan Chase Bank N.A., as administrative agent, collateral agent and Issuing Bank, the several banks and other financial institutions from time to time party thereto (the “Lenders”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

Instruction – If you are a Lender and you wish to (i) consent to the Amendment and/or (ii) accept or decline your Pro Rata Share of the Fifth Amendment Effective Date Prepayment, please indicate your election below (choose one option)

A. ☐ CONSENT TO THE AMENDMENT AND RECEIVE YOUR PRO RATA SHARE: The undersigned Lender is electing to consent to the Amendment and receive all of its pro rata share of the Fifth Amendment Effective Date Prepayment.

OR

B. ☐ CONSENT TO THE AMENDMENT AND DECLINE YOUR PRO RATA SHARE: The undersigned Lender is electing to consent to the Amendment and decline all of its pro rata share of the Fifth Amendment Effective Date Prepayment.

OR

C. ☐ DO NOT CONSENT TO THE AMENDMENT AND DECLINE YOUR PRO RATA SHARE OF THE FIFTH AMENDMENT EFFECTIVE DATE PREPAYMENT: The undersigned Lender is electing (i) to not consent to the Amendment (other than the amendment set forth in Section 1.2(b) of the Amendment with respect to the non-pro rata application of the Fifth Amendment Effective Date Prepayment) and (ii) to decline its pro rata share of the Fifth Amendment Effective Date Prepayment. The undersigned Lender agrees that it will not receive any Consent Fee and waives its pro rata share of the Fifth Amendment Effective Date Prepayment.

NAME OF LENDER: ______________________________________

By: ____________________________________
Name:
Title:

For Lenders requiring a second signature line:

By: ____________________________________
Name:
Title:

Date:    September __, 2020